EXHIBIT 10.3

                                     JOINDER


       THIS JOINDER AGREEMENT is entered into as of June 13, 2005 by Beacon Power Corporation ("Joining Stockholder"). Capitalized terms used herein without definition shall have the meaning assigned to such terms in that certain Investor Rights Agreement by and among NxtPhase T&D Corporation ("Company") and certain Stockholders of the Company, dated as of November 12, 2004 ("Investor Rights Agreement").


1. As of the date hereof, Joining Stockholder has become the owner of shares of the Company's capital stock that it purchased from the Company.
2. By execution and delivery of this Joinder Agreement, the Joining Stockholder becomes a party to, and agrees to be bound by all the terms and conditions of, the Investor Rights Agreement, and shall have the same obligations and duties thereunder as the other Stockholders who are party thereto. Attached hereto is a duly executed counterpart signature page of the Investor Rights Agreement which Joining Stockholder agrees shall be attached to and become a part of the Investor Rights Agreement.
3. Joining Stockholder acknowledges that it has read and understood the Investor Rights Agreement and the rights and obligations of a Stockholder thereunder.
4. Joining Stockholder's address for notice under the Investor Rights Agreement is:

                                                     Beacon Power Corporation
                                                     234 Ballardvale Street
                                                     Wilmington, MA 01887
                                                     Attn.: F. William Capp
                                                               President and CEO
                                                     Facsimile:  (978) 988-1337

5. THIS JOINDER AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Joinder Agreement and the Investor Rights Agreement constitute the entire agreement of Joining Stockholder with respect to the subject matter hereof. Joining Stockholder and its permitted successors and assigns agree to execute any instrument that may be necessary or proper to carry out the purposes and intent of the Investor Rights Agreement and/or this Joinder Agreement, and to evidence that such successors and assigns are and shall be bound by this Joinder Agreement and the Investor Rights Agreement.

         IN WITNESS WHEREOF, this Joinder Agreement is executed as of the 13 day of June, 2005.

                                       BEACON POWER CORPORATION

                                   By: /s/ James M. Spiezio
                                       ---------------------------
                                 Name:    James M. Spiezio
                                Title:   Chief Financial Officer